Exhibit 99.2

ITW Conference Call

First Quarter

2004

ITW
Agenda

1.

Introduction……………………..John Brooklier

2.

Financial Overview……………...Jon Kinney

3.

Manufacturing Segments……… John Brooklier

4.

Share Repurchase……….………Jon Kinney

5.

Forecast 2004………………….…Jon Kinney

5.

Q & A………………...…………Kinney/Brooklier

ITW
Forward-Looking Statements

                      This conference call contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding end market conditions and base business expectations for the second quarter and full year 2004 and the
Company’s related earnings forecasts.  These statements are subject to certain risks, uncertainties, and other factors, which could cause actual results to differ materially from those anticipated, including, without limitation, the risks described herein.  Important factors that may influence future results include (1) a downturn in the construction, automotive, general industrial, food service and retail, or commercial real estate markets, (2) deterioration in global and domestic business and economic conditions, particularly in North America, the European
Community or Australia, (3) the favorable or unfavorable impact of foreign currency fluctuations, (4) an interruption in, or reduction in, introducing new products into the Company’s product lines, and (5) an unfavorable environment for making acquisitions or dispositions, domestic and international, including adverse accounting or regulatory requirements and market values of candidates.

Conference Call Playback

Replay number: 402-220-4322

No pass code necessary

Telephone replay available through
midnight of May 4, 2004

Webcast / PowerPoint replay available at
itw.com website

ITW
Quarterly Highlights

2003

2004

Q1

Q1

Amount

%

Operating Revenues

2,313.8

2,710.3

396.5

17.1%

Operating Income

321.0

447.6

126.6

39.4%

% of Revenues

13.9%

16.5%

2.6%

Income From Continuing Operations

Income Amount

199.5

290.0

90.5

45.4%

Income Per Share-Diluted

0.65

0.93

0.28

43.1%

Average Invested Capital

6,468.7

7,126.4

(657.7)

-10.2%

Return on Average Invested Capital

12.9%

16.6%

3.7%

Free Operating Cash Flow

176.7

278.1

101.4

57.4%

F(U) Last Year

ITW
Quarterly Operating Analysis

Revenue

Income

Margins

Base Manufacturing Business

Operating Leverage

6.5%

19.2%

1.6%

Non Volume Related

5.7%

0.8%

Total

6.5%

24.9%

2.4%

Acquisitions / Divestitures

4.0%

3.4%

-0.2%

Translation

6.7%

6.2%

-0.2%

Impairment

-5.4%

-0.7%

Restructuring

4.9%

0.6%

Leasing & Investments

0.4%

5.4%

0.6%

Other Revenue

-0.5%

0.1%

Total

17.1%

39.4%

2.6%

ITW
Leasing & Investments

2003

2004

Q1

Q1

Amount

%

Operating Revenues

30.5

38.7

8.2

26.9%

Operating Income

17.5

34.8

17.3

98.9%

Operating Margins

57.4%

89.9%

32.5%

F(U) Last Year

ITW
Non Operating & Taxes

2003

2004

Q1

Q1

Amount

%

Operating Income

321.0

447.6

126.6

39.4%

Interest Expense

(17.4)

(15.9)

1.5

Other Income (Expense)

3.3

7.7

4.4

Income From Continuing Operations-P/T

306.9

439.4

132.5

43.2%

Income Taxes

107.4

149.4

(42.0)

% to Pre Tax Income

35%

34%

1%

Income From Continuing Operations-A/T

199.5

290.0

90.5

45.4%

F(U) Last Year

ITW
Invested Capital

3/31/03

12/31/03

3/31/04

Trade Receivables

1,562.3

1,721.2

1,909.6

Days Sales Outstanding

60.8

59.0

63.4

Inventories

1,009.0

992.0

1,070.5

Months on Hand

2.0

1.7

1.8

Other Current Assets

354.6

385.5

386.2

Accounts Payable & Accruals

(1,383.8)

(1,432.8)

(1,647.4)

Operating Working Capital

1,542.1

1,665.9

1,718.9

% to Revenue(Prior 4 Qtrs.)

16%

17%

16%

Net Plant & Equipment

1,657.5

1,728.6

1,783.2

Investments, net of  L&I Debt

576.4

633.4

659.9

Goodwill

2,417.0

2,511.3

2,618.1

Other, net

341.2

428.1

505.4

Invested Capital

6,534.2

6,967.3

7,285.5

3/31/03

12/31/03

3/31/04

Total Capital

Short Term Debt

101.0

56.1

51.4

Long Term Debt

1,451.8

920.4

920.8

Total Debt

1,552.8

976.5

972.2

Stockholders' Equity

6,919.1

7,874.3

8,234.1

Total Capital

8,471.9

8,850.8

9,206.3

Less:

Leasing & Investment Debt

(812.1)

(199.0)

(191.8)

Cash

(1,125.6)

(1,684.5)

(1,729.1)

Net Debt & Equity

6,534.2

6,967.3

7,285.4

Debt to Total Capital

18%

11%

11%

ITW
Debt & Equity

2003

2004

Q1

Q1

Net Income

195.4

290.2

Adjust for Non-Cash Items

64.1

60.2

Changes in Operating Assets & Liab.

(42.3)

(30.7)

Net Cash From Operating Activities

217.2

319.7

Additions to Plant & Equipment

(56.2)

(60.9)

Proceeds from investments

15.7

19.3

Free Operating Cash Flow

176.7

278.1

Acquisitions

(14.8)

(183.7)

Investments

(29.1)

(14.6)

Dividends

(70.5)

(73.9)

Debt

(32.7)

(16.7)

Other

38.3

55.4

Net Cash Increase

67.9

44.6

ITW
Cash Flow

2003

2004

F(U)

Current Quarter

Q1

Q1

Prior Yr.

Operating Income after taxes

208.7

295.4

86.7

Operating Margins

9.0%

11.0%

2.0%

Average Invested Capital

6,468.7

7,126.4

657.7

Capital Turnover

1.43

1.52

0.09

Return on Average Invested Capital

12.9%

16.6%

3.7%

ITW
Return on Average Invested Capital

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Annual Revenues Acquired

49

35

231

32

247

-

-

-

Purchase Price

Cash Paid

44

30

74

56

184

-

-

-

Stock Issued

-

-

-

-

2

-

-

-

Total

44

30

74

56

186

-

-

-

Number of Acquisitions

North America

Engineered Products

1

-

3

3

2

-

-

-

Specialty Systems

-

2

1

1

-

-

-

-

International

Engineered Products

-

1

2

1

5

-

-

-

Specialty Systems

7

3

3

-

3

-

-

-

Total

8

6

9

5

10

-

-

-

2003

2004

ITW
Acquisitions

Key Economic Data

March ’04 ISM: 62.5% is up from 61.4% in
February ’04

US Industrial Production (ex. Tech.): +2.2% in
March ’04 compared to +1.5% in December ’03

Euro-Zone Purchasing Managers’ Index remained
flat at: 52.5% in February ’04 vs. January ’04

Euro-Zone Industrial Production: +0.6% in January
’04 vs. +2.1% in December ’03

2003

2004

Q1

Q1

Amount

%

Operating Revenues

748.8

796.6

47.8

6.4%

Operating Income

111.1

132.8

21.7

19.5%

Operating Margins

14.8%

16.7%

1.9%

F(U) Last Year

ITW
Engineered Products – North America

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

6.6%

18.8%

1.7%

Non Volume Related

-1.0%

-0.1%

Total

6.6%

17.8%

1.6%

Acquisitions / Divestitures

-0.7%

1.7%

0.3%

Translation

0.5%

0.5%

Impairment

-5.6%

-0.7%

Restructuring

5.1%

0.7%

Total

6.4%

19.5%

1.9%

% F(U) Prior Year

Engineered Products-North America
Quarterly Analysis

Engineered Products-North America
Key Points

Total Construction: +9%

ITW construction (Paslode/Buildex/Ramset/ITW Brands) base
revenues: +20% for Q1

Commercial construction: +2%

New housing: +15%

Renovation/rehab: +15%

Wilsonart base revenues flat for the quarter; basic laminate product sales improve; flooring somewhat weaker

2004 End Market Assumptions:

New housing: -3% to -4%

Renovation: +3% to +4%

Commercial: Flat to slightly up

Engineered Products-North America
Key Points

Auto base revenues: flat for Q1

Big 3 build rates: -3% for Q1

GM: -7%

Ford: -2%

Chrysler: +3%

March Big 3 inventories: 81 days

GM: 83 days

Ford: 83 days

Chrysler: 76 days

ITW estimate for 2004:

Q2: -3%

FY: -3%

Industrial: base revenues +10% for Q1

Industrial Plastics, Engineered Polymers, Minigrip Zip-  Pak,
Fibre Glass Evercoat all had double digit base revenue growth in Q1

ITW
Engineered Products – International

2003

2004

Q1

Q1

Amount

%

Operating Revenues

405.8

518.0

112.2

27.6%

Operating Income

42.4

63.9

21.5

50.7%

Operating Margins

10.4%

12.3%

1.9%

F(U) Last Year

Engineered Products-International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

6.0%

22.5%

1.6%

Non Volume Related

12.9%

1.3%

Total

6.0%

35.4%

2.9%

Acquisitions / Divestitures

3.0%

3.0%

0.0%

Translation

18.6%

25.6%

0.3%

Impairment

-20.0%

-2.0%

Restructuring

6.7%

0.7%

Total

27.6%

50.7%

1.9%

% F(U) Prior Year

Engineered Products-International
Key Points

Construction base revenues: +5% in Q1

Europe: +6% growth (strength in France, Germany and
UK)

Austral-Asia: +2% (Paslode/Australia)

Wilsonart Intl.: +6% (good activity in China)

Automotive base revenues: +9% in Q1

Builds: -2% ytd

Ford: +7%; Fiat and Renault: +2.3% each;
Citroen/Peugeot: -10.5%; GM: -6.1%; VW: -5.7%

ITW forecasting FY ’04 builds: +1% to +2%

Industrial base revenues: +3% in Q1

Fluid products, polymers and electronic component
packaging all grew base revenues in range of 5% to 14%

ITW
Specialty Systems-North America

2003

2004

Q1

Q1

Amount

%

Operating Revenues

794.8

932.5

137.7

17.3%

Operating Income

111.3

156.1

44.8

40.2%

Operating Margins

14.0%

16.7%

2.7%

F(U) Last Year

Specialty Systems-North America
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

11.4%

33.9%

2.8%

Non Volume Related

3.4%

0.4%

Total

11.4%

37.3%

3.2%

Acquisitions / Divestitures

5.1%

4.3%

-0.2%

Translation

0.8%

0.7%

0.0%

Impairment

-2.0%

-0.3%

Restructuring

-0.1%

0.0%

Total

17.3%

40.2%

2.7%

% F(U) Prior Year

Specialty Systems-North America
Key Points

Welding base revenues: 20+% in Q1 due to
stronger equipment sales to construction and other
end markets; consumables and components units
also grew sales

Industrial packaging: In total, group base
revenues 15+%; Signode base revenue grew +11%
in Q1; consumables / machinery both show
improvement

Food Equipment base revenues: +1% in Q1 vs.
-8% FY 2003; operating margins improve 190
basis points

ITW
Specialty Systems-International

2003

2004

Q1

Q1

Amount

%

Operating Revenues

425.1

525.8

100.7

23.7%

Operating Income

38.7

60.1

21.4

55.3%

Operating Margins

9.1%

11.4%

2.3%

F(U) Last Year

Specialty Systems-International
Quarterly Analysis

Operating

Operating

Operating

Revenue

Income

Margins

Base Business

Operating Leverage

-3.1%

-12.9%

-0.9%

Non Volume Related

21.9%

2.1%

Total

-3.1%

9.0%

1.2%

Acquisitions / Divestitures

10.5%

8.2%

-0.5%

Translation

16.3%

19.6%

-0.1%

Impairment

-0.7%

-0.1%

Restructuring

19.2%

1.8%

Total

23.7%

55.3%

2.3%

% F(U) Prior Year

Specialty Systems-International
Key Points

.     Total packaging: -2% base revenues in Q1

Signode base revenues vary based on geography in
Q1:

      -Europe: -6%

      -Asia/Pacific: +6%

Food Equipment: base revenues -4%; however,
operating margins improve approximately 100
basis points in Q1

Finishing: base revenues flat in Q1; margins
improve 300 basis points due to strong
incrementals

Share Repurchase

Board of Directors Authorized
Repurchase of 31 million shares or 10%
of  Current Outstanding Shares

Why Repurchase Shares?

Current excess cash balance of $1.7 billion and
low debt to capital.

Future growth targets will be financed
primarily by Free Cash flow.

Ample debt & equity capacity will be used for
acquisitions in excess of target levels.

Interest rates are near historic lows.

Share repurchase will not reduce credit rating

Share repurchase will increase income per
share and return on equity.

12000
10000
8000
6000
4000
2000
0
Revenue
1800
1600
1400
1200
1000
800
600
400
200
0
Income
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
Revenue
Income

25 Year- Revenue & Income

Shareholder Return ------19%

Recession

Recession

Recession

             CAGR

Revenue            14%

Income/Share    13%

ROIC                  15%

5 Year Forecast

Income Per Share                       12% to 18%

   Base revenue growth                        3% to 5%

   Acquisitions                                  $600 to $1000

   Margin improvement                      50 to 100 BP

Free cash financing                     80% to 100%

Share Repurchase Plans

First Year

            Repurchase                             $1.7 Billion

            Stock Price                         $80 to $100/Share

            Shares Repurchased            17 to 21Million

Future Years

            Remaining Authorization     10 to 14 Million

            Repurchase depends on future conditions

Share Repurchase Effect

                                   Full Year Effect

Income Per Share                 $.16 to $.19

Debt to Total Capital                   14%

Return on Equity                          16%

Mid

Low

High

Point

2nd Quarter

Base Revenues

4%

6%

5%

Income Per Share-Diluted

$1.04

$1.12

$1.08

%F(U) 2003

13%

22%

17%

Full Year

Base Revenues

4%

6%

5%

Income Per Share-Diluted

$4.06

$4.26

$4.16

%F(U) 2003

20%

26%

23%

ITW
2004 Forecast

ITW 2004 Forecast
Key Assumptions

Exchange rates hold at current levels.

Acquired revenues in the $500 to $700 million range.

Restructuring cost of $55 to $65 million.

No further goodwill or intangible impairment cost.

Share repurchase will add 5 cents per share for the
year.

Tax rate of 34%.

ITW Conference Call

Q & A

First Quarter

2004